May 20, 2016

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Small Cap Value Fund

Supplement to the Prospectus and Summary Prospectus each dated January 30, 2016

IMPORTANT NOTICE REGARDING CHANGE IN SUB-ADVISOR

At a meeting held on May 19, 2016, Touchstone Advisors, Inc. (“Touchstone”) proposed the replacement of the current sub-advisor of the Touchstone Small Cap Value Fund (the “Fund”), DePrince Race & Zollo, Inc. (“DRZ”), to the Board of Trustees (the “Board”) of Touchstone Funds Group Trust. The Board approved replacing DRZ with LMCG Investments, LLC (“LMCG”). The Board also approved Russell Implementation Services, Inc. (“Russell”) as interim sub-advisor to the Fund from May 21, 2016 through June 30, 2016. Russell will manage the Fund to achieve similar results to the Fund’s existing benchmark, the Russell 2000 Value Index, during this interim period. Wayne A. Hollister, Senior Portfolio Manager at Russell, will serve as portfolio manager during this period.

At close of business on May 20, 2016, all references to DRZ as sub-advisor of the Fund in the Prospectus and Summary Prospectus are deleted and replaced with Russell. Russell, located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is a registered investment advisor that has been appointed to serve as the interim sub-advisor to the Fund during the transition period to LMCG. As interim sub-advisor, Russell will make investment decisions for the Fund and also ensure compliance with the Fund’s investment policies and guidelines. Russell has been providing transition management services to clients since 1992. Russell has transitioned nearly $2.3 trillion in assets for clients in over 2,300 transition events in the last three calendar years. As of December 2015, Russell was managing 17 mandates with $1.7 billion in assets across a broad range of asset classes. Russell also has extensive experience providing transition services including interim management to the Touchstone Funds complex.

Subsequently, at the close of business on June 30, 2016, LMCG will replace Russell as the sub-advisor to the Fund. As of that time, all references to Russell as sub-advisor of the Fund in the Prospectus and Summary Prospectus are deleted and replaced with LMCG. LMCG is a Boston-based investment advisory firm registered with the Securities and Exchange Commission. LMCG is owned by its employees, Lee P. Munder, and the Royal Bank of Canada (“RBC”). LMCG operates independently of RBC, a publicly held Canadian bank that on November 2, 2015 acquired City National Corporation, LMCG’s former majority owner. As of April 30, 2016, LMCG had approximately $6.8 billion in assets under management.

LMCG will manage the Fund in accordance with its small cap value strategy, which LMCG began in 2002, utilizing a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The strategy focuses on stocks that are temporarily out of favor in the market; specifically, companies with higher returns on capital, free cash flow, and strong balance sheets. Emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. LMCG's process utilizes fundamental bottom-up security selection, while risk control measures insure security and sector diversification. Mr. R. Todd Vingers, CFA, is the head of LMCG's value team and will serve as the Fund's portfolio manager.

There are no changes to the Fund's investment goal or principal risks in connection with the change in sub-advisor detailed herein. Shareholders of the Fund will receive an Information Statement providing more information about the changes detailed herein within 90 days of the Board's decision.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, RI 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TVOAX-S5-1601